UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2017

BUFFALO WILD WINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-24743	31-1455915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   952-593-9943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 26, 2017, the board of directors of Buffalo Wild Wings, Inc. (the “Company”) announced that Janice L. Fields and Sam B. Rovit have been nominated to stand for election, joining Cynthia L. Davis, Andre J. Fernandez, Harry A. Lawton, J. Oliver Maggard, Jerry R. Rose, Harmit J. Singh and Sally J. Smith, as part of the Company’s slate of director nominees at the Company’s 2017 Annual Meeting of Shareholders (“Annual Meeting”). In addition, James M. Damian and Michael P. Johnson have informed the Company of their intention to retire from the Board, effective at the Annual Meeting. Mr. Damian has served as a director since 2006 and had previously served as Chairman of the Board. Mr. Johnson has served as a director since 2006.
There are no disagreements between Mr. Damian or Mr. Johnson and the Company relating to its operations, policies or practices that resulted in their respective decision to retire.

Item 7.01.	Regulation FD Disclosure.
On March 27, 2017, the Company issued a press release announcing the proposed changes in the composition of its board of directors discussed in Item 5.02 above, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01.	Financial Statement and Exhibits.
(d)    Exhibits.

Exhibit	Description
99.1	Press release dated March 27, 2017.
Important Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from shareholders in connection with the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the company, by security holdings or otherwise, is set forth in the annual report on Form 10-K for the fiscal year ended December 25, 2016, filed with the SEC on February 17, 2017. To the extent the Company’s directors and executive officers or their holdings of the Company’s securities have changed from the amounts disclosed in the proxy statement for the Company’s 2016 annual meeting of shareholders, to the Company’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 filed with the SEC.
The Company will file a proxy statement in connection with the Annual Meeting. The proxy statement, any other relevant documents, and other materials filed with the SEC concerning the Company are (or will be, when filed) available free of charge at http://www.sec.gov and http://ir.buffalowildwings.com. Shareholders should read carefully the proxy statement and any other relevant documents that the Company files with the SEC when they become available before making any voting decision because they contain important information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO WILD WINGS, INC.

Date: March 27, 2017	By:	/s/ Emily C. Decker
Emily C. Decker
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Press Release dated March 27, 2017.	Furnished Electronically